                                                                   EXHIBIT 10.47



                                          [*] = CONFIDENTIAL TREATMENT REQUESTED



M E M O R A N D U M                                        STRICTLY CONFIDENTIAL


TO:     Trega Compensation Committee

FROM:   Bob Whitehead

DATE:   September 5, 1997

RE:     Executive Bonus Program


     The following is the proposed Trega bonus program for the balance of 1997 through June, 1998 for your review and approval.

     - The plan will cover corporate managers (my direct reports) and as last year will include a provision to reward department managers (their direct reports)1 for significant contribution toward organizational goals and objectives.

     - Total bonus compensation will be rewarded for [_________*___________] and [__________*____________], for [__________*__________] and in
          selected cases, for [__________*__________].

     - Maximum payout differs on a percentage of salary basis per executive and is proposed as follows:



          Key Executive                    Incumbent                                     Percentage of Bonus On:
          -------------                    ---------                                     -----------------------
                                                                          [*]2              [*]            [*]          [*]3

Chief Executive Officer                   R. Whitehead                    [*]               [*]            [*]          [*] *

President, R&D                            L. Muschek                      [*]               [*]            [*]          [*] *

VP, Business Development                  Open                            [*]               [*]            [*]          [*] *

VP, Finance & CFO                         Open                            [*]               [*]            [*]          [*] *

VP, Chemistry                             M. Green                        [*]               [*]            [*]          [*] *

Director, Corp. Communications            N. Wheeler                      [*]               [*]            [*]          [*] *

Director, Employee Development            S. Hanan                        [*]               [*]            [*]          [*] *

-------------------
     1        [__________*__________]

     2        [__________*__________]

     3        [__________*__________]

                                          [*] = CONFIDENTIAL TREATMENT REQUESTED



     - Bonuses will be a mix of cash plus potential conversion of cash payouts in stock/options at the discretion of the Compensation Committee and valued using Black Shoals methodology.

     - Based upon your approval of the general concepts, specific bonusable criteria sheets will be developed in concert with each executive and submitted to the Compensation Committee for information and commentary.

I look forward to your comments and suggestions.



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